UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant         ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

QXO, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!

QXO, INC.

2026 Annual Meeting

Vote by May 04, 2026

11:59 PM ET

QXO, INC.

FIVE AMERICAN LANE

GREENWICH, CONNECTICUT 06831

You invested in QXO, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 05, 2026.

Get informed before you vote

View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings,

you may (1) visitwww.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

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Vote Virtually at the Meeting*

May 05, 2026

10:00 AM EDT

Virtually at:

www.virtualshareholdermeeting.com/QXO2026

*Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Brad Jacobs	For
1b.	Jason Aiken	For
1c.	Marlene Colucci	For
1d.	Mario Harik	For
1e.	Mary Kissel	For
1f.	Jared Kushner	For
1g.	Allison Landry	For
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026.	For
3.	Advisory vote to approve executive compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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